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ADJUSTABLE INCOME ANNUITY APPLICATION

                                                                                Fax 1-651-665-7942
Minnesota Life Insurance Company - ANNUITY SERVICES - A3-9999                   Toll Free 1-800-362-3141        MINNESOTA LIFE
400 Robert Street North - St. Paul, Minnesota 55101-2098                        In Metro Area 651-665-4877
                                                                                www.minnesotalife.com
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1. OWNER/OWNERSHIP TYPE  | | Individual  | | Trust  | | Corporation  | | Custodial  | | Joint  | | Partnership
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 Name                                                                   Date of Birth  Gender    Taxpayer I.D. (Soc. Sec. # or EIN)


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Address


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City                                    State      Zip                  Citizenship                     Daytime Phone Number

                                                                        | | US  | | OTHER
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2. JOINT OWNER (OPTIONAL) - MUST BE SPOUSE OF OWNER (NOT APPLICABLE IN NJ, OR, AND PA)
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 Name                                                                   Date of Birth  Gender    Taxpayer I.D. (Soc. Sec. # or EIN)


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Address


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City                                    State      Zip                  Citizenship                     Daytime Phone Number

                                                                        | | US  | | OTHER
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3. ANNUITANT (IF OTHER THAN OWNER)
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 Name                                                                   Date of Birth  Gender    Taxpayer I.D. (Soc. Sec. # or EIN)


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Address


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City                                    State      Zip                  Citizenship                     Daytime Phone Number

                                                                        | | US  | | OTHER
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4. JOINT ANNUITANT (OPTIONAL) - MUST BE SPOUSE OF ANNUITANT (NOT APPLICABLE  IN NJ, OR, AND PA)
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 Name                                                                   Date of Birth  Gender    Taxpayer I.D. (Soc. Sec. # or EIN)


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Address


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City                                    State      Zip                  Citizenship                     Daytime Phone Number

                                                                        | | US  | | OTHER
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5. TYPE OF PLAN (PLEASE CHECK ONLY ONE BOX )
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| | IRA (Select one)                                                    | | Non- Qualified
    | | Traditional                                                         | | 1035 Exchange
    | | Roth                                                                | | Under the _____ (state) UTMA/UGMA
    | | SEP                                                                     Custodian Name ___________________
    | | SIMPLE                                                          | | Public Employee Deferred Compensation - 457
    | | Inherited                                                       | | Non-Qualified Deferred Compensation
                                                                        | | Tax Sheltered Annuity - 403(b)
This IRA will be established with a (Select one):                       | | Qualified Retirement Plan - 401(k)
         | | Transfer   | | Rollover                                    | | Other _________________________________
         | | Contribution for tax year _____

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02-70070
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6. ANNUITY OPTION                                              7. ANNUITY PAYMENT FREQUENCY
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| |  Single life option commencing on                          I WISH THE PAYMENT FREQUENCY TO BE
______________month _______day
                                                               | | MONTHLY             | | QUARTERLY
| |  Joint life option commencing on                           | | SEMI-ANNUALLY       | | ANNUALLY
_______________ month _______day

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8. BENEFICIARY
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Name                                                           Date of Birth      Taxpayer I.D. (Soc. Sec. # or EIN)       Class


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Address


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City                                                                              State       Zip                Relationship


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Name                                                           Date of Birth      Taxpayer I.D. (Soc. Sec. # or EIN)       Class


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Address


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City                                                                              State       Zip                Relationship


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Name                                                           Date of Birth      Taxpayer I.D. (Soc. Sec. # or EIN)       Class


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Address


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City                                                                              State       Zip                Relationship


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9. SPECIAL INSTRUCTIONS
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10. REPLACEMENT
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Do you have any existing life insurance or annuity contracts?                                   | | Yes  | | No
Will the contract applied for replace or change an existing life insurance or annuity contract? | | Yes  | | No
If yes, please provide: COMPANY NAME:______________________  CONTRACT # (S)______________________
                        COMPANY NAME:______________________  CONTRACT # (S)______________________
Have you completed a State Replacement form to submit to the replacing insurer where required? ( based on jurisdiction, not on state residence)
| | Not Required | | Enclosed
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11. OWNER/ANNUITANT SIGNATURES
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I/we represent the statements and answers in this application are full, complete and true to the best of My/our knowledge. I/we agree they are to be considered the basis of any contract issued to me/us. I/we Have read and agree with the applicable statements.
The agent left me the original or a copy of written or printed communications used in this presentation.
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                                                      NOTICE TO APPLICANT:

Any person who knowingly, and with intent to injure, defraud, or deceive any insurance company, files a statement of claim or provides false, incomplete, or misleading information as part of the information provided to obtain coverage commits a fraudulent act, which is a crime, and may be subject to criminal and civil penalties.

FOR ARIZONA RESIDENTS ONLY: Minnesota Life is required to provide you, within a reasonable time after your written request, factual information regarding the benefits and provisions of the annuity contract for which you have applied. If for any reason you are not satisfied with that contract, you may return it within 10 days after the contract is delivered and receive the greater of: (a) the Accumulation Value of this contract; or (b) the amount of Purchase Payments paid under this contract. We will pay this refund within 7 days after we receive your notice of cancellation.

FOR FLORIDA RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim OR AN APPLICATION containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

FOR MINNESOTA RESIDENTS ONLY: THIS CONTRACT, TO THE EXENT THAT VALUES ARE PLACED IN SEPARATE ACCOUNTS OF THE INSURER, IS NOT
PROTECTED BY THE MINNESOTA LIFE AND HEALTH INSURANCE GUARANTY ASSOCIATION OR THE MINNESOTA INSURANCE GUARANTY ASSOCIATION. IN
THE CASE OF INSOLVENCY, PAYMENT OF CLAIMS IS NOT GUARANTEED. ONLY THE ASSETS OF THIS INSURER WILL BE AVAILABLE TO PAY YOUR
CLAIM.

FOR PENNSLYVANIA RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

FOR VERMONT RESIDENTS ONLY: A VARIABLE ANNUITY CONTRACT IS NOT GUARANTEED BY THE COMPANY, THE U.S. GOVERNMENT, OR ANY STATE
GOVERNMENT. IT IS NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, FEDERAL OR STATE.

I ACKNOWLEDGE THAT I HAVE RECEIVED AND UNDERSTAND THE CURRENT PRODUCT AND FUND PROSPECTUSES. I UNDERSTAND THAT ALL PAYMENTS AND
VALUES PROVIDED BY THIS CONTRACT, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE, MAY INCREASE OR
DECREASE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

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Signed At (City, State)        Date                Signature of Owner                     Signature of Annuitant

                                                   X                                      X
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Amount Remitted With Application       Signature of Joint Owner                      Signature of Joint Annuitant

$                                      X                                             X
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12. TO BE COMPLETED BY REPRESENTATIVE
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To the best of my knowledge this applicant does does not have existing life insurance or annuities and this contract
| | will | | will not replace or change an existing insurance or annuity contract. I certify that a current prospectus was delivered. No written sales materials were used other than those furnished by the Home Office.  I believe the information provided by this client is true and accurate to the best of my knowledge.
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Representative Name (Print)             Representative Signature          Firm Code       Representative Code

                                        X                                                                               %
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Representative Name (Print)             Representative Signature          Firm Code       Representative Code

                                        X                                                                               %
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FL Licensed Agent Number (Please Print)

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13. TO BE COMPLETED BY DEALER
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Dealer Name                                          Date                         Signature of Authorized Dealer

                                                                                  X
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Home Office Principal Signature                     Date                 Contract Number             Case Number

X
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14. WITHOLDING ON ANNUITIZATION PAYMENTS (W-4P)
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If you require assistance in completing this section, please refer to the instructions for Internal Revenue Service Form W-4P.
Do not complete for Deferred Compensation plans, attach a separate W-4.

Complete the following applicable lines:

1. I elect not to have income tax withheld from my pension or annuity. (Do not complete lines 2 or 3.)       [GRAPHIC] | |

2. I want my withholding from each periodic pension or annuity payment to be figured using the number __ of allowances and marital status shown. (You may also designate an amount on line 3.) (Enter number of Allowances
   Marital status: | | Single | | Married | | Married, but withhold at higher Single rate
3. I want the following additional amount withheld from each pension or annuity payment. NOTE: For periodic payments,
   you cannot enter an amount here without entering the number (including zero) of allowances on line 2      [GRAPHIC] $
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14. DIRECT DEPOSIT
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| | I wish to have my annuity payment direct deposited.
| | I do not wish to have my annuity payment direct deposited.

I (we) authorize Minnesota Life to initiate deposits and corrections to adjust any deposits made in error to my (our) account indicated below. I (we) authorize the financial institution named below to accept these deposits and/or corrections made to this account.

This authorization is to remain in full force and effect until Minnesota Life has received written notice from me (or either of us if joint owners) of its termination in such time and manner as to afford Minnesota Life and the financial institution listed below a reasonable opportunity to act on it, or such time as Minnesota Life terminates this method of payment.
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Name of Payee(s)                                                   Account Number (attach voided check)


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Name of financial institution                                      Bank Routing Number


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Address                                                                                          Account Type
                                                                                                 | | Checking  | | Savings

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City                                                                           State                        Zip


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15. BACKUP WITHHOLDING
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CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to
    me), AND

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

(3) I am a U. S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS - If you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return, you must cross out item (2) above. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

You are subject to backup withholding if:

1) You fail to furnish us with your Taxpayer Identification Number, OR

2) The IRS notifies us that you furnished an incorrect Taxpayer Identification Number, OR

3) You have been notified by the IRS that you are subject to backup withholding.

In addition, you could be penalized by the IRS if:

1) You fail to furnish us with your Taxpayer Identification Number - subject to $50.00 penalty.

2) You fail to include in your gross income any portion of an includable payment - subject to 5% penalty.

3) You make a false statement which results in no imposition of backup withholding - subject to $500.00 penalty.

4) You falsify certificates or affirmations - subject to criminal penalties, including fines and/or imprisonment.

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16. NOTICE - FEDERAL TAX MATTERS - NON-QUALIFIED CONTRACTS - PLEASE READ CAREFULLY
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WITHDRAWALS OF CASH VALUE - When withdrawals are taken from the cash value of an immediate variable annuity contract,  amounts received by the taxpayer are taxable as ordinary income to the extent there is investment gain in the contract.

ADDITIONAL PURCHASE PAYMENTS - When additional purchase payments are made under an existing immediate variable annuity contract, those purchase payments will not result in a recalculation of the owner's investment in the contract and a determination of a new exclusion amount.

For more information on these matters see your prospectus under the heading Federal Tax Status. Consult with your tax adviser.

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Signature of U.S. Person                                                                        Social Security Number

X
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PROOF OF AGE IS REQUIRED FOR THE ANNUITANT AND/OR JOINT ANNUITANT. PLEASE ATTACH A COPY OF YOUR DRIVER'S LICENSE OR BIRTH
CERTIFICATE.
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